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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.           )

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☐	Soliciting Material under Rule 14a-12
Ditech Communications Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DITECH COMMUNICATIONS CORPORATION
825 E. Middlefield Road
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 19, 2003

To The Stockholders Of Ditech Communications Corporation:

        Notice Is Hereby Given that the Annual Meeting of Stockholders of Ditech Communications Corporation, a Delaware corporation ("Ditech"), will be held on September 19, 2003 at 11:00 a.m. local time at Ditech's offices, 825 E. Middlefield Road, Mountain View, California 94043, for the following purposes:

1.
To elect two directors to hold office until the 2006 Annual Meeting of Stockholders.

2.
To approve our 1999 Employee Stock Purchase Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 1,116,666 to 1,416,666.

3.
To approve our 1999 Non-Employee Directors' Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 400,000 to 650,000.

4.
To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2004.

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on July 29, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
William J. Tamblyn Secretary

Mountain View, California
August 13, 2003

        All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

DITECH COMMUNICATIONS CORPORATION
825 E. Middlefield Road
Mountain View, California 94043

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

September 19, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors of Ditech Communications Corporation, a Delaware corporation ("Ditech"), for use at the Annual Meeting of Stockholders to be held on September 19, 2003 at 11:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Ditech, 825 E. Middlefield Road, Mountain View, California 94043. We intend to mail this Proxy Statement and accompanying proxy card on or about August 13, 2003, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Ditech. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

        Only holders of record of Common Stock at the close of business on July 29, 2003 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 29, 2003 we had issued, outstanding and entitled to vote 30,718,882 shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect (other than to be counted towards a quorum) and will not be counted towards the vote total for any proposal.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Ditech at our principal executive office, 825 E. Middlefield Road, Mountain View, California 94043, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

        The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2004 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission (the "SEC") is April 15, 2004. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no earlier than May 22, 2004 and no later than June 21, 2004; provided, however, that in the event that the date of the annual meeting is held more than 30 days prior to or more than 30 days after September 19, 2004, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2004 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. Stockholders are also advised to review our By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified. During the fiscal year 2003, two directors were elected by the Board to fill two vacancies. Mr. Edwin Harper was elected by the Board in December 2002 to fill the vacancy created as a result of the passing of Mr. George Turner, who had served on Ditech's Board since 1993. Mr. David Sugishita was elected by the Board in February 2003 to fill the vacancy created as a result of the resignation of Mr. Peter Chung, who had served on Ditech's Board since 1997.

        The Board of Directors currently consists of six members. There are two directors in the class whose term of office expires in 2003. Each of the nominees for election to this class is currently a director of Ditech. If elected at the Annual Meeting, each of the nominees would serve until the 2006 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2006 Annual Meeting

        Dr. Andrei M. Manoliu, age 51, has been a director of Ditech since June 2000. He is currently an independent business and financial consultant to emerging growth companies. From September 2000 to October 2001, Dr. Manoliu served as the Chief Executive Officer of Nanomix, Inc., an advanced material research and development company. From 1982 through March 2000, Dr. Manoliu was an attorney with Cooley Godward LLP, where he was a senior partner prior to his departure. During his tenure at Cooley Godward LLP, he served as outside counsel to Ditech. Dr. Manoliu is also a director of Be Incorporated, a software platform company (currently in liquidation), and Computer Access Technology, Inc., a provider of advanced verification systems and connectivity solutions for existing and emerging digital communications standards. Dr. Manoliu received a Ph.D. in Solid State Physics from the University of California, Berkeley, and a J.D. from Stanford Law School.

        David M. Sugishita, age 55, has been a director at Ditech since February 2003. He is currently a business and financial consultant, as well as a director of Micro Component Technology, a provider of testing and automation solutions for the semiconductor industry. From January 2002 through April 2002, Mr. Sugishita served as Executive Vice President and Chief Financial Officer of SonicBlue, Inc., a digital media electronics company. He was Executive Vice President and Chief Financial Officer of RightWorks Corp., a software company providing leading next generation eBusiness applications from 2000 to 2001. From 1997 to 2000, Mr. Sugishita was Senior Vice President of Finance and Operations and Chief Financial Officer of Synopsys, Inc., a leader in electronic design automation software and hardware products. He received a B.S. in Business Administration from San Jose State University and an M.B.A. from the Santa Clara University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2004 Annual Meeting

        William A. Hasler, age 61, has been a director of Ditech since May 1997. He also serves as a Co-Chief Executive Officer and as a director of Aphton Corp., a bio-pharmaceutical company, a position he has held since July 1998. From August 1991 to July 1998, Mr. Hasler was the Dean of the Haas School of Business at the University of California at Berkeley, and from January 1984 to August 1991, Mr. Hasler served as a Vice Chairman of KPMG Peat Marwick. Mr. Hasler is a director of numerous companies, including Schwab Funds, a financial service company, Solectron Corp., an electronics manufacturing services company (where he also serves as chairman), Stratex Networks and the Pacific Stock and Options Exchange. He received a B.A. from Pomona College and an M.B.A. from Harvard University.

        Timothy K. Montgomery, age 50, has served as Ditech's President and Chief Executive Officer since September 1998 and as a director since October 1998. From November 1997 to September 1998, he served as Ditech's Senior Vice President of Sales and Marketing. Mr. Montgomery served as Vice President of Sales of Digital Link Corporation, a manufacturer of digital access products for wide area networks, from August 1993 to October 1997. From October 1992 to July 1993, Mr. Montgomery worked as an independent consultant. From August 1986 to September 1992, Mr. Montgomery was employed as Vice President of Sales at Telebit Corporation, a networking company. Mr. Montgomery has a B.S.B.A. in marketing from Florida State University.

Directors Continuing in Office Until the 2005 Annual Meeting

        Gregory M. Avis, age 44, has been a director of Ditech since February 1997. Mr. Avis has served as a Managing Partner of Summit Partners, a venture capital and private equity firm, since 1990 and has been a General Partner since 1987. Mr. Avis also serves as a director of Powerwave Technologies, Inc., a designer and manufacturer of power amplifiers for wireless communications, IMPAC Medical Systems, a developer and marketer of oncology practice management systems, and several privately held companies. Mr. Avis received a B.A. from Williams College and an M.B.A. from Harvard University.

        Edwin L. Harper, age 58, has been a director at Ditech since December 2002. He also serves on the Board of Directors of Avocent, Inc., a leading manufacturer of console switching systems for network client/server environments and Racksaver, Inc., a privately held manufacturer of high density servers. Mr. Harper has over 30 years experience in the high-tech field and has served as President and CEO of several companies, including Colorado Memory Systems, a computer storage company. From August 1999 to June 2001, Mr. Harper served as President and Chief Executive Officer at Manufacturing Technology, Inc., a manufacturer of slicing machine systems. From June 1996 to December 1998, he served as President and Chief Executive Officer at Syquest Technology, Inc., a storage device company, which filed for bankruptcy in November 1998. (Substantially all of the assets of Syquest Technology were sold in April 1999.) Mr. Harper also has extensive experience serving on several companies' Board of Directors. From 1993 to May 2002, Mr. Harper served on the Board of Directors of Network Associates, the world's largest independent network security and management software company. During part of his tenure on the Network Associates' Board, Mr. Harper served as Chairman. He received a B.S. and an M.S. in electrical engineering from Colorado State University.

Board Committees and Meetings

        During the fiscal year ended April 30, 2003, the Board of Directors held six meetings and acted by unanimous written consent six times. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Audit Committee: retains Ditech's independent auditors; determines the scope of the services to be performed for Ditech by the independent auditors; approves all permissible, non-audit services to be performed by the independent auditors, as well as related party transactions; oversees the independence of the independent auditors; evaluates the independent auditors' performance; meets with our independent auditors to review audit procedures and the results of the annual audit and discuss the financial statements; receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls; and investigates matters brought to their attention that are within the scope of its duties. The Audit Committee is composed of three non-employee directors: Messrs. Sugishita and Hasler, and Dr. Manoliu. The Audit Committee met six times during such fiscal year. All members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). The Board of Directors has adopted a written Audit Committee charter, a copy of which is attached to this proxy statement as Appendix A.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under our stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is currently composed of three non-employee directors: Messrs. Avis, Harper and Hasler. It met three times during such fiscal year and acted by unanimous written consent one time.

        The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board and committees thereof and nominates specific individuals to be elected as officers of Ditech by the Board. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of three directors: Messrs. Montgomery and Avis and Dr. Manoliu. It did not meet during the last fiscal year. During the fiscal year ended April 30, 2003, all interviews, evaluations and nominations of individuals for membership on the Board and committees thereof, were accomplished by the Board.

        During the fiscal year ended April 30, 2003, all directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

Report of the Audit Committee of the Board of Directors(1)

         The Audit Committee of Ditech is composed of three non-employee directors: Messrs. Sugishita and Hasler and Dr. Manoliu.

(1)
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

        Management is responsible for Ditech's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of Ditech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and PricewaterhouseCoopers LLP. It believes that management maintains an effective system of internal controls that results in fairly presented financial statements.

        The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with PricewaterhouseCoopers LLP.

        Based on its discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Ditech's Annual Report on Form 10-K for the fiscal year ended April 30, 2003 filed with the Securities and Exchange Commission.

Audit Committee
William A. Hasler Dr. Andrei M. Manoliu David M. Sugishita

PROPOSAL 2

APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

        In March 1999 the Board adopted, and in April 1999 the stockholders approved, Ditech's 1999 Employee Stock Purchase Plan (the "Purchase Plan"). As a result of a series of amendments, the Board reserved, and the stockholders approved, 1,116,666 shares of Common Stock for issuance under the Purchase Plan.

        In May 2003, the Board amended the Purchase Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan from 1,116,666 shares to 1,416,666 shares. The Board adopted this amendment in order to ensure that Ditech can continue to grant purchase rights at levels determined appropriate by the Board.

        As of July 29, 2003, an aggregate of 918,466 shares of our Common Stock had been purchased under the Purchase Plan. Only 198,200 shares of Common Stock (excluding the proposed increase of shares) remain available for future grant under the Purchase Plan as of such date.

        Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended, which would increase the number of shares reserved for issuance under the Purchase Plan from 1,116,666 shares to 1,416,666 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

        The purpose of the Purchase Plan is to provide a means by which our employees (and any parent or subsidiary of Ditech designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase our Common Stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of Ditech. All of the approximately 134 employees of Ditech and our affiliates are eligible to participate in the Purchase Plan.

        The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

        The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of Ditech will be granted, the provisions of each offering of such rights (which need not be identical) and whether employees of any parent or subsidiary of Ditech will be eligible to participate in the Purchase Plan.

        The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the

Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee and to the Board.

Stock Subject to Purchase Plan

        Subject to this Proposal 2, an aggregate of 1,416,666 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. In no event will an offering be more than 27 months long. Typically, under the Purchase Plan, offerings are approximately 12 months in length and are divided into two shorter "purchase periods" of approximately six months each. However, the current offering, which began on October 1, 2002, is approximately 14 months in length and divided into two purchase periods of approximately eight and six months. We extended this current offering period because we had shortened the previous offering period, which began on June 1, 2002, to four months due to the number of shares that were available as of such date. After this 14-month offering, we intend to resume back to our typical 12-month offerings.

Eligibility

        Rights may be granted only to employees of Ditech or our affiliates incorporated in the United States, the United Kingdom and Australia. Except as designated by the Board within its power under the Purchase Plan, an employee of Ditech or any affiliate shall not be eligible to be granted rights under the Purchase Plan unless, on the offering date, such employee has been in the employ of Ditech or any affiliate for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be greater than two years. Currently, there is no service requirement before employees may participate under the Purchase Plan. In addition, unless otherwise determined by the Board and set forth in the terms of the applicable offering, no employee of Ditech or any affiliate shall be eligible to be granted rights under the Purchase Plan, unless, on the offering date, such employee's customary employment with Ditech or such affiliate is for at least 20 hours per week and at least five months per calendar year. Officers of Ditech and any designated affiliate shall be eligible to participate in offerings under the Purchase Plan; provided, however, that the Board may provide in an offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

        No employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Ditech or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Ditech and our affiliates in any calendar year in which such rights are outstanding at any time.

Participation in the Purchase Plan

        On each offering date, each eligible employee, pursuant to an offering made under the Purchase Plan, shall be granted the right to purchase up to the number of shares of Common Stock of Ditech purchasable with a percentage designated by the Board not exceeding 10% of such employee's earnings during the period which begins on the offering date (or such later date as the Board determines for a particular offering) and ends on the date stated in the offering, which date shall be no later than the end of the offering.

Purchase Price

        The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan shall not be less than the lesser of: (i) 85% of the fair market value of a share of Common Stock on the first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the specified purchase date.

Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions over the course of the offering. At any time after the beginning of the offering, a participant may increase, reduce or terminate his or her payroll deductions, as the Board provides in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of Ditech. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the offering.

Purchase of Stock

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal" below.

        In July 2001, the Board reduced the maximum number of shares of Common Stock an employee may be granted the right to purchase under each offering from 10,000 to 1,500. In October 2002, the Board further reduced the maximum number of shares to 700 per purchase.

Withdrawal

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the applicable offering period, excluding the 15 day period immediately preceding a purchase date or except as provided by the Board.

        Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment with Ditech and any designated affiliate for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

        Rights granted under the Purchase Plan are not transferable by a participant other than by will or the laws of descent and distribution, or by a designated beneficiary, and during his or her lifetime, may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

        The Board may suspend, terminate or amend the Purchase Plan at any time, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock. Unless terminated earlier, the Purchase Plan will terminate on March 4, 2009. Any amendment of the Purchase Plan, other than adjustments upon changes of stock due to corporate reorganizations, must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code), or (iii) modify any other provision of the Purchase Plan if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Adjustment Provisions

        Transactions not involving receipt of consideration by Ditech, such as a reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Events

        In the event of certain changes of control of Ditech, the Board has discretion to provide that (i) each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, (ii) such rights may continue in full force or effect or (iii) participants' accumulated payroll deductions may be used to purchase stock immediately prior to the change in control.

Federal Income Tax Information

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (with such exercise price determined as if the purchase right were exercised on the first day of the offering regardless of when the purchase price is actually exercised) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is recognized by the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Purchase Plan. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant upon a disposition prior to the expiration of the holding periods (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Participation During the Last Fiscal Year

        During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Timothy K. Montgomery, 2,200 shares ($2.18); Robert T. DeVincenzi, 2,200 shares ($2.18); William J. Tamblyn, 2,200 shares ($2.18); Ian M. Wright, 2,200 shares ($2.18); Lowell B. Trangsrud, 2,200 shares ($2.18); all current executive officers as a group, 7,300 shares ($2.11); and all employees (excluding executive officers) as a group, 324,748 shares ($2.18).

PROPOSAL 3

APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

        In March 1999, the Board adopted, and the stockholders subsequently approved, Ditech's 1999 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). As a result of a series of amendments and further stockholder approval, as of April 30, 2003 there were 400,000 shares of Common Stock reserved for issuance under the Directors' Plan.

        In May 2003, the Board amended the Directors' Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Directors' Plan from 400,000 shares to 650,000 shares. The Board adopted this amendment in order to ensure that Ditech can continue to provide our non-employee directors with appropriate equity compensation by granting stock options under the Directors' Plan.

        As of July 29, 2003 options (net of canceled or expired options) covering an aggregate of 332,500 shares of our Common Stock had been granted under the Directors' Plan. Only 127,500 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options, but excluding the proposed increase of shares) remained available for future grant under the Directors' Plan as of such date.

        Stockholders are requested in this Proposal 3 to approve the Directors' Plan, as amended, which would increase the number of shares reserved for issuance under the Directors' Plan from 400,000 shares to 650,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

        The essential features of the Directors' Plan, as amended, are outlined below:

General

        The Directors' Plan provides for the automatic grant of nonstatutory stock options in accordance with a prescribed formula. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Purpose

        The Board adopted the Directors' Plan to provide a means by which non-employee directors of Ditech may be given an opportunity to purchase our stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Ditech. Five of the current directors of Ditech are non-employee directors and are eligible to participate in the Directors' Plan.

Administration

        The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option except to the extent not specified in the Directors' Plan.

Stock Subject to the Directors' Plan

        Subject to approval of this Proposal 3, an aggregate of 650,000 shares of Common Stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Directors' Plan.

Eligibility

        The Directors' Plan provides that options may be granted only to non-employee directors of Ditech. A "non-employee director" is defined in the Directors' Plan as a director of Ditech who is not otherwise an employee of Ditech or any affiliate.

Terms of Options

        The following is a description of the terms of options under the Directors' Plan:

        Automatic Grants.    Under the Directors' Plan, each person who is appointed or elected for the first time to be a non-employee director of Ditech is automatically granted a one-time initial grant to purchase 50,000 shares of Ditech's Common Stock, which is subject to annual vesting over a four-year period from the date of grant. Additionally, on the date of each annual meeting of stockholders, each non-employee director of Ditech is automatically granted a fully vested "annual grant" to purchase 10,000 shares of Ditech's Common Stock; provided, that such person has served as a non-employee director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders.

        Exercise Price; Payment.    The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. As of April 30, 2003, the closing price of the our Common Stock as reported on the Nasdaq National Market System was $4.05 per share.

        The exercise price of options granted under the Directors' Plan may be paid in any combination of (i) cash or check at the time the option is exercised, (ii) delivery of other Common Stock of Ditech, (iii) pursuant to a deferred payment arrangement or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the option agreement.

        Option Exercise.    Options granted under the Directors' Plan pursuant to initial grants will become exercisable in cumulative increments ("vest") over four years from the date of grant. Options granted pursuant to annual grants will be fully vested and exercisable on the date of grant. An optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option (in addition to our right to withhold from any compensation paid to the optionholder by us) by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of Ditech or by a combination of these means.

        Term.    The term of options under the Directors' Plan is five years. Options under the Directors' Plan terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination, or (ii) the optionholder dies before the optionholder's service has terminated, or within three months after termination of such service, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the optionholder's estate or by a person who acquired the right to exercise the option by bequest or inheritance. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

Restrictions on Transfer

        Options shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to us, in a form satisfactory to us, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

Adjustment Provisions

        Transactions not involving receipt of consideration by Ditech, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, may change the class(es) and number of shares of Common Stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class(es) and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class(es), number of shares and price per share of Common Stock subject to such options.

Effect of Certain Corporate Events

        The Directors' Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of Ditech, specified types of merger, or other corporate transaction, any surviving corporation will be required to either assume options outstanding under the Directors' Plan or substitute similar options for those outstanding under the Directors' Plan. If any surviving corporation does not assume options outstanding under the Directors' Plan, or substitute similar options, then the options will terminate if the optionholder does not exercise it before the change in control.

Duration, Amendment and Termination

        The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate on March 4, 2009.

        The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of Ditech within 12 months before or after its adoption by the Board to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Directors' Plan for stockholder approval.

Federal Income Tax Information

        Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or Ditech by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, Ditech is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, Ditech will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

New Plan Benefits

        The following table presents certain information with respect to options currently anticipated to be granted under the Directors' Plan within twelve months following July 29, 2003 to all our non-employee directors as a group.

NEW PLAN BENEFITS
1999 Non-Employee Directors' Stock Option Plan

Name and Position	Dollar Value	Number of Shares Underlying Options Granted
All Non-Employee Directors as a Group	N/A(1)	50,000	(2)

(1)
The per share exercise price of the options will be the fair market value of our Common Stock on the date of grant.

(2)
On the date of the 2003 Annual Meeting of Stockholders, each non-employee director will automatically be granted an option to purchase 10,000 shares of our Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans and grants made outside of any plans in effect as of April 30, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (c)(2)
Equity compensation plans approved by security holders(3)	2,255,772	$7.1654	1,833,355
Equity compensation plans not approved by security holders(4)	4,320,127	$5.7397	1,661,878

Total	6,575,899	$6.2288	3,495,233

(1)
Does not include the following shares intended (as of April 30, 2003) to be granted on September 23, 2003 in connection with Ditech's option exchange program whereby such options will be granted to replace certain options that were cancelled on March 19, 2003: 68,000 shares under the 1998 Stock Option Plan and 230,422 shares to be granted under the 2000 Non-Qualified Stock Plan and the 1999 Non-Officer Equity Incentive Plan. (See "Report on Exchange of Options/SARS" below.) Includes options to purchase 18,756 shares, which represent options assumed by Ditech in connection with the acquisition of Atmosphere Networks, Inc. in July 2000. (Stockholder approval was not required for the assumption of such options.)

(2)
Includes the number of shares to be granted in connection with Ditech's option exchange program as described in Note 1 above.

(3)
Consists of Ditech's 1999 Employee Stock Purchase Plan, 1999 Non-Employee Directors' Stock Option Plan, 1998 Stock Option Plan and 1997 Stock Option Plan. With respect to the 1999 Employee Stock Purchase Plan, 300,295 shares available for issuance are included in column (c) in the reserve. No amounts with respect to the 1999 Employee Stock Purchase Plan are included in columns (a) or (b).

(4)
Consists of Ditech's 2000 Non-Qualified Stock Plan, 1999 Non-Officer Equity Incentive Plan and options assumed in connection with the Atmosphere Networks, Inc. acquisition in July 2000.

        The following equity compensation plans of Ditech were in effect as of April 30, 2003 and were adopted without the approval of our stockholders: the 2000 Non-Qualified Stock Plan; and the 1999 Non-Officer Equity Incentive Plan.

2000 Non-Qualified Stock Plan

        The essential features of Ditech's 2000 Non-Qualified Stock Plan (the "2000 Plan") are outlined below:

General

        The 2000 Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "stock awards"). To date, we have granted only stock options under the 2000 Plan. An aggregate of 5,000,000 shares of Common Stock is reserved for issuance under the 2000 Plan.

Eligibility

        Employees, directors and consultants of both Ditech and our affiliates are eligible to receive all types of stock awards under the 2000 Plan. The aggregate number of shares issued pursuant to stock awards granted to officers and directors under to the 2000 Plan shall not exceed 50% of the number of shares reserved for issuance under the 2000 Plan, except that shares issued to officers not previously employed by Ditech pursuant to stock awards granted as an inducement essential to such individuals entering into employment contracts with Ditech shall be excluded from such 50% limitation.

Terms of Stock Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 50% of the fair market value of the stock on the date of grant; provided that the exercise price may be lower than such amount if the option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the 2000 Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Stock Award Vesting.    Stock awards granted under the 2000 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The maximum term of options granted under the 2000 Plan is 10 years. The term of options granted under the 2000 Plan shall be determined by the Board in its discretion. Options under the 2000 Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 2000 Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

        Effect of Certain Corporate Transactions.    In the event of (i) a dissolution or liquidation of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

1999 Non-Officer Equity Incentive Plan

        The essential features of Ditech's 1999 Non-Officer Equity Incentive Plan (the "1999 Plan") are outlined below:

General

        The 1999 Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "awards"). To date, we have granted only stock options under the 1999 Plan. An aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the 1999 Plan.

Eligibility

        Employees and consultants of both Ditech and our affiliates who are not officers or directors of Ditech or any of our affiliates are eligible to receive all types of awards under the 1999 Plan, except that officers who have not been previously employed by Ditech are eligible to receive awards if the award is granted as an inducement essential to such officers entering into an employment contract with Ditech.

Terms of Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the 1999 Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Award Vesting.    Awards granted under the 1999 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option or a restricted stock purchase award may vest or be exercised. In addition, options granted under the 1999 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The maximum term of options granted under the 1999 Plan is 10 years. Options under the 1999 Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 1999 Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

        Effect of Certain Corporate Transactions.    In the event of (i) a dissolution or liquidation of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee has selected PricewaterhouseCoopers LLP as Ditech's independent auditors for the fiscal year ending April 30, 2004 and our Board of Directors has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since April 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as Ditech's independent auditors is not required by our By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Ditech and our stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Auditor's Fees

        Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for the audit of Ditech's financial statements for the fiscal year ended April 30, 2003 and for the review of Ditech's interim financial statements was $170,500.

        Financial Information Systems Design and Implementation Fees.    There were no fees billed by PricewaterhouseCoopers LLP for information technology consulting services rendered during the fiscal year ended April 30, 2003.

        All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit and information technology consulting services rendered during the fiscal year ended April 30, 2003 was $61,061, which services were primarily tax compliance work.

        The Audit Committee has determined the rendering of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditors' independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS OF DITECH

        Certain information regarding Ditech's executive officers and key employees as of August 13, 2003 is set forth below.

Name	Age	Position
Timothy K. Montgomery	50	President, Chief Executive Officer and Director
Lee H. House	44	Vice President of Engineering for Voice Communications and Echo Cancellation Products
Nadine A. Melka	41	Vice President Corporate Strategy and Chief Marketing Officer
William J. Tamblyn	44	Vice President, Chief Financial Officer and Secretary
Lowell B. Trangsrud	51	Vice President of Operations

        Timothy K. Montgomery has served as Ditech's President and Chief Executive Officer since September 1998 and as a director since October 1998. From November 1997 to September 1998, he served as Ditech's Senior Vice President of Sales and Marketing. Mr. Montgomery served as Vice President of Sales of Digital Link Corporation, a manufacturer of digital access products for wide area networks, from August 1993 to October 1997. From October 1992 to July 1993, Mr. Montgomery worked as an independent consultant. From August 1986 to September 1992, Mr. Montgomery was employed as Vice President of Sales at Telebit Corporation, a networking company. Mr. Montgomery has a B.S.B.A. in Marketing from Florida State University.

        Lee H. House joined Ditech as Vice President of Echo Engineering in May 2002. Mr. House joined Ditech from Jetstream Communications, where he was the Senior Director of Systems Development since May 2000. Prior to Jetstream, he was the Senior Director of DSL Product Management and Business Development for 3Com Corporation since 1998. From 1989 to 1998, he held a variety of positions at IBM. During his tenure, Mr. House held senior management positions in research and development and product management, as well as serving in many engineering development and design roles. Mr. House received both his Masters in Business Administration and his Masters in Electrical Engineering from Duke University. He also holds a BA from Rhodes College and a BSEE from Christian Brothers University.

        Nadine A. Melka joined Ditech as Vice President Corporate Strategy and Chief Marketing Officer in December 2002. She has seventeen years of industry experience as a management and strategy consultant and as a marketing executive for communications and telecommunications companies. From October 2001 to December 2002, Ms. Melka worked as an independent consultant for various telecommunications companies, including Ditech. From August 2000 to August 2001, Ms. Melka served as Vice President of Corporate Marketing at JDS Uniphase Corporation, a manufacturer of fiber-optics communications products. She was previously Vice President of Marketing, Strategy and Business Development for E-TEK Dynamics, a manufacturer of fiber-optical components, prior to its acquisition by JDS Uniphase, where she worked from January 1998 to January 2000. She also served as Director of Corporate Strategy for Pacific Telesis Group, responsible for strategic planning. Ms. Melka served as a strategic management consultant for Price Waterhouse and Mars & Company, Inc., a strategy consulting firm, and also as financial planning and analysis manager for Bausch & Lomb, an eye health company. She has a B.S. in math and computer science from the University of Montreal and an MBA from McGill University.

        William J. Tamblyn joined Ditech in June 1997 as our Vice President and Chief Financial Officer. Mr. Tamblyn was the Chief Financial Officer at Conductus, Inc., a telecommunications company, from

December 1993 to June 1997. He served as Chief Financial Officer at Ramtek, an imaging company, from May 1993 to December 1993. Prior to May 1993, Mr. Tamblyn worked in public accounting, including for Coopers & Lybrand, LLP. He has a B.S. in Accounting from San Jose State University and is a certified public accountant.

        Lowell B. Trangsrud joined Ditech in July 2001 as our Vice President of Operations after his service at Compaq Computers, a computer and peripherals company, where he worked from 1995 to 2001. In his last position at Compaq, Mr. Trangsrud served as Vice President of Manufacturing for High Availability Solutions Manufacturing. From 1990 to 1995, he worked for Tandem Computers, and in his last position served as Vice President, Worldwide Supply Chain Operation. From 1973 to 1990, Mr. Trangsrud worked for Sperry Corporation and Honeywell, serving in a variety of engineering and management roles. Mr. Trangsrud has an A.A. in Electronics from North Dakota State College of Science, a B.A. in Management and a B.S. in Business Administration from the University of Phoenix.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of July 29, 2003 by:

  •
  each stockholder who is known by us to own beneficially more than 5% of our Common Stock;

  •
  each of our Named Executive Officers (as defined under "Executive Compensation" below);

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, we believe, based on information furnished by such persons and from Schedules 13D and 13G filed with the SEC, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them as of July 29, 2003. Percentage of beneficial ownership is based on 30,741,727 shares of

Common Stock outstanding as of July 29, 2003. Unless otherwise indicated, the address for each of the individuals named below is 825 E. Middlefield Road, Mountain View, California 94043.

	Shares Beneficially Owned
Beneficial Owner
	Number	Percent
Timothy K. Montgomery(1)	1,574,659	4.94
Robert T. DeVincenzi(2)	36,095	*
William J. Tamblyn(3)	665,924	2.13
Lowell B. Trangsrud(4)	277,900	*
Ian M. Wright(5)	554,675	1.78
Gregory M. Avis(6)	30,000	*
Edwin L. Harper	0	0.00
William A. Hasler(7)	104,640	*
Dr. Andrei M. Manoliu(8)	60,500	*
David M. Sugishita	0	0.00
All directors and executive officers as a group (12 persons)(9)	3,983,693	11.92
Entities affiliated with FMR Corp.(10)	2,573,500	8.37
State of Wisconsin Investment Board(11)	3,010,000	9.99
Systematic Financial Management, L.P.(12)	1,666,255	5.42

*
Represents beneficial ownership of less than 1%.

(1)
Includes 1,103,888 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003. Also includes 23,180 shares held by Mr. Montgomery's spouse as custodian for his children.

(2)
Includes 29,688 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003.

(3)
Includes 506,222 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003.

(4)
Includes 275,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003.

(5)
Includes 550,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003. (As a result of the cancellation of the unvested portion of Mr. Wright's options in connection with the termination of his employment, as of July 31, 2003, the date of termination of his employment with Ditech, Mr. Wright may acquire up to 366,667 shares pursuant to the exercise of stock options within 60 days of July 29, 2003.)

(6)
Consists solely of 30,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003.

(7)
Includes 40,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003.

(8)
Includes 42,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003. Total number of shares includes: 10,000 shares held by the Manoliu/Neimat Living Trust; 2,000 shares held by Dr. Manoliu as trustee for his children; 4,000 shares held by Dr. Manoliu under a Keogh plan; and 2,000 shares held in an individual retirement account by Marie-Anne Neimat, Dr. Manoliu's wife.

(9)
Includes 2,577,298 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2003. See notes 1 through 8 above.

(10)
Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser, acts as investment adviser to various investment companies (the "Funds") and, as a result, may be deemed to beneficially own these shares. One of the investment companies, Fidelity Low Priced Stock Fund ("FLPSF"), has an interest in the shares, and may also be deemed to beneficially own these shares. Edward C. Johnson III, FMR Corp., through its control of Fidelity, and the Funds, each has sole power to dispose of the shares. Neither FMR Corp. nor Mr. Johnson III, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Mr. Johnson III and Abigail Johnson, a director of FMR Corp., and members of the Johnson family group through a voting agreement, control FMR Corp. FMR Corp., Fidelity and FLPSF are located at 82 Devonshire Street, Boston, Massachusetts 02109.

(11)
The address for State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.

(12)
The address for Systematic Financial Management, L.P. is Glenpointe East, 7th Floor, 300 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Ditech. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Ditech with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to Ditech and written representations that no other reports were required, during the fiscal year ended April 30, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

EXECUTIVE COMPENSATION

Compensation of Directors

        Non-employee directors currently receive a fee for attendance of $1,000 for each regular board meeting, $2,500 for the annual offsite regular board meeting, and $250 for each special board meeting. Members of the Audit Committee currently receive a fee for attendance of $2,500 for each regular committee meeting, $1,000 for each in-person special meeting, and $500 for each telephonic special meeting. Members of the Compensation Committee currently receive a fee for attendance of $2,000 for each regular meeting and $500 for each special meeting. Additionally, directors are entitled to be reimbursed for certain expenses in connection with attendance at board and committee meetings.

        Pursuant to the Directors' Plan, upon initial appointment, each non-employee director is automatically granted an option to purchase 50,000 shares of Ditech's Common Stock, which is subject to annual vesting over a four-year period from the date of grant. In addition, each non-employee director will automatically be granted a fully-vested option to purchase 10,000 shares of Ditech's Common Stock immediately following each annual meeting of stockholders; provided, that such person has served as a non-employee director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders. These options are granted at 100% of the fair market value of the Common Stock on the date of grant and have a five-year term. Pursuant to the Directors' Plan, the initial grants and the annual grants are non-discretionary and are granted automatically, without any further action by Ditech, the Board or the stockholders.

        During the last fiscal year, we granted to each of the following current and former non-employee directors serving at the time of the grant an option to purchase 10,000 shares at an exercise price per share of $1.23 on September 20, 2002, which exercise price was equal to the fair market value of the Common Stock on such date (based on the closing sales price reported on the Nasdaq National Market for such date of grant): Mr. Avis, Mr. Hasler, Dr. Manoliu and Mr. Peter Chung. Additionally, upon his initial appointment, each of Mr. Harper and Mr. Sugishita was automatically granted on December 5, 2002 and January 30, 2003, respectively, an option to purchase 50,000 shares at the respective exercise prices of $2.37 and $2.63, which exercise prices were equal to the fair market value of the Common Stock on the respective date of each grant (based on the closing sales price reported on the Nasdaq National Market for the date of grant). As of July 29, 2003, options to purchase 242,500 shares were outstanding under the Directors' Plan, and options to purchase 30,000 shares had been exercised under the Directors' Plan.

Compensation of Executive Officers

Summary of Compensation

        The following table sets forth certain information for the fiscal years ended April 30, 2001, 2002 and 2003 regarding the compensation of Ditech's Chief Executive Officer and our other four most highly compensated executive officers of Ditech at April 30, 2003 (the "Named Executive Officers"). In accordance with Securities and Exchange Commission rules, annual compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitutes less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
					Securities Underlying Options	All Other Compensation ($)(1)
	Year	Salary ($)	Bonus ($)
Timothy K. Montgomery Chief Executive Officer and President	2003 2002 2001	300,000 300,000 300,000	276,398 53,175 174,000		450,000 — 632,000	436 414 594
Robert T. DeVincenzi(2) Senior Vice President of Sales—Altamar Networks	2003 2002 2001	195,000 195,000 118,750	820,050 142,348 134,081	(3) (4)	75,000 — 293,934	138 269 297
William J. Tamblyn Vice President and Chief Financial Officer	2003 2002 2001	210,000 195,000 185,000	77,201 30,607 49,750		200,000 — 185,000	184 269 366
Lowell B. Trangsrud(5) Vice President of Operations	2003 2002 2001	199,167 154,070	79,244 50,000		75,000 200,000	328 262
Ian M. Wright(6) Senior Vice President, Engineering and Chief Technology Officer—Altamar Networks	2003 2002 2001	217,817 195,000 180,000	80,843 30,000 60,750		250,000 — 300,000	242 269 356

(1)
Except as otherwise indicated, represents insurance premiums paid by Ditech with respect to group term life insurance for the benefit of the named executive.

(2)
Mr. DeVincenzi's employment with Ditech terminated on June 30, 2003.

(3)
Includes draw of $68,750, and a bonus payment of $750,000 (See "Employment Agreements and Termination of Employment and Change of Control Arrangements" below).

(4)
Includes commissions of $67,348 earned.

(5)
Mr. Trangsrud began employment with Ditech on July 9, 2001.

(6)
Mr. Wright's employment with Ditech terminated on July 31, 2003.

Stock Option Grants

        Ditech currently grants options to our executive officers under our 1998 Stock Option Plan and 2000 Non-Qualified Stock Plan. As of July 29, 2003, options to purchase a total of 5,420,200 shares were outstanding under the foregoing plans and options to purchase 2,792,285 shares remained available for grant thereunder.

        The following table sets forth each grant of stock options made during the fiscal year ended April 30, 2003 to each of the Named Executive Officers. Except as otherwise indicated, the exercise price per share of each option was equal to the quoted fair market value of the Common Stock on the date of grant. During the fiscal year ended April 30, 2003, Ditech granted employees, consultants and directors options to purchase an aggregate of 2,984,250 shares of Common Stock. Unless otherwise indicated, each option vests over a standard four-year period with 25% vesting after the first year and the remainder monthly thereafter.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(1)
		% of Total Options Granted 2003
			Exercise Price Per Share	Expiration Date
					5%	10%
Timothy K. Montgomery	450,000	15.08	$2.92	6/21/12	$826,368	$2,094,178
Robert T. DeVincenzi	75,000	2.51	$2.92	6/21/12	$137,728	$349,030
William J. Tamblyn	200,000	6.70	$2.92	6/21/12	$367,274	$930,746
Lowell B. Trangsrud	75,000	2.51	$2.92	6/21/12	$137,728	$349,030
Ian M. Wright	250,000	8.38	$2.92	6/21/12	$459,093	$1,163,432

(1)
The option may be exercised early, subject to a repurchase option in favor of Ditech, which lapses over a four-year period with 25% lapsing after the first year and the remainder monthly thereafter.

        In accordance with the rules of the Securities and Exchange Commission, the columns referring to potential realizable value show the gains or "option spreads" that would exist for the options granted based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The rules of the SEC require us to use these assumed annual compound rates of stock price appreciation. These estimated rates do not represent our estimate or projection of future Common Stock prices.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information regarding option exercises, and the fiscal year end values of stock options held by each of the Named Executive Officers during the fiscal year ended April 30, 2003 and exercisable and unexercisable options held as of April 30, 2003:

			Number of Securities Unexercised Options at April 30, 2003		Value of Unexercised In-the-Money Options at April 30, 2003($)
	Underlying Shares Acquired on Exercise
		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy K. Montgomery	—	—	1,103,888	—	$508,500.00	—
Robert T. DeVincenzi	—	—	75,000	—	84,750.00	—
William J. Tamblyn	—	—	506,222	—	264,398.80	—
Lowell B. Trangsrud	—	—	275,000	—	84,750.00	—
Ian M. Wright	—	—	550,000	—	282,500.00	—

        Each option grant permits immediate exercise subject to a repurchase option in favor of Ditech, which generally lapses over a four-year period with 25% lapsing after the first year and the remainder monthly thereafter. The quoted fair market value of Ditech's Common Stock on April 30, 2003 was $4.05 per share.

EMPLOYMENT AGREEMENTS AND
TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

        In September 1998, Ditech entered into an employment agreement with Timothy K. Montgomery to serve as Ditech's President and Chief Executive Officer at a base salary of $225,000 a year starting on November 1, 1998, with an annual discretionary bonus set by the Board and based upon specific objectives to be agreed upon by Mr. Montgomery and the Board. Pursuant to the employment agreement, Mr. Montgomery received an option to purchase 533,332 shares of Ditech Common Stock. The employment agreement is at-will, contains a non-solicitation agreement, and provides that if Mr. Montgomery is terminated without cause, he will be paid a lump sum equal to twelve months base salary. However, if Mr. Montgomery resigns, his employment is terminated for cause, or there is a change in control of Ditech, he will receive no severance benefits. In the event of a change of control of Ditech, all of Mr. Montgomery's outstanding, unvested options will immediately become fully vested.

        In February 2000, Ditech entered into an at-will employment agreement with Ian M. Wright to serve as Senior Vice President—Development Engineering at a base salary of $180,000, with a guaranteed bonus of $60,000 in 2000 and an option to purchase 350,000 shares of Ditech Common Stock. Mr. Wright's employment with Ditech terminated as of July 31, 2003.

        In July 2000, Ditech entered into an at-will employment agreement with Robert T. DeVincenzi to serve as Vice President of Sales at a base salary of $150,000, with a guaranteed bonus of $75,000 if Mr. DeVincenzi remained employed with Ditech on the first anniversary of his hire date. Mr. DeVincenzi's employment with Ditech terminated as of June 30, 2003.

        In June 2001, Ditech entered into an at-will employment agreement with Lowell B. Trangsrud to serve as Vice President of Operations at a base salary of $190,000, with a guaranteed bonus of $60,000 for fiscal year 2002 that is pro-rated from Mr. Trangsrud's start date through the end of the fiscal year. Pursuant to the employment agreement, Mr. Trangsrud received an option to purchase 200,000 shares of Ditech Common Stock.

        In December 2001, Ditech entered into a bonus agreement with Mr. DeVincenzi to define the bonus payment payable to Mr. DeVincenzi for services performed from November 1, 2001 through January 1, 2003. Under the agreement, Mr. DeVincenzi was paid a bonus of $750,000 on January 3, 2003, however, such amount would have been reduced by the amount of the actual gain realized by

Mr. DeVincenzi upon the exercise of his stock options granted to him prior to April 1, 2001 and the subsequent sale of the stock acquired thereunder (the "Bonus Payment"). The Bonus Payment would not have been made, however, and the bonus agreement would have been terminated, if the fair market value of Ditech's Common Stock exceeded $25 per share for at least three weeks during any open market window (i.e., the period during which an officer of Ditech can exercise stock options granted by Ditech and sell Ditech's Common Stock) during the period from April 1, 2001 through January 1, 2003. If Mr. DeVincenzi was terminated during such period for cause, the amount of the Bonus Payment due would have been calculated on a pro rata basis from November 1, 2001. If Mr. DeVincenzi terminated his employment with Ditech during such period for certain reasons, the Bonus Payment would have become due and payable in full.

        In April 2002, Ditech entered into an at-will employment agreement with Lee House to serve as Vice President of Echo Engineering at a base salary of $180,000. (Mr. House's title is now Vice President of Engineering for Voice Communications and Echo Cancellation Products.) Under the agreement, Mr. House was eligible to earn a bonus of up to $45,000 based on attainment of certain performance objectives, and received an option to purchase 150,000 shares of Ditech Common Stock. The employment agreement provides that if Mr. House is terminated without cause during his first year of employment, Ditech will continue to pay Mr. House his base salary, and his outstanding unvested options shall continue to vest, for six months from the date of notification of intent to separate. After Mr. House's first year of employment, Mr. House will be entitled to only those severance benefits provided under Ditech's general severance policies.

        In December 2002, Ditech entered into an at-will employment agreement with Nadine Melka to serve as Vice President, Corporate Strategy and Chief Marketing Officer at a base salary of $200,000. Under the agreement, Ms. Melka received a signing bonus of $50,000, which must be repaid to Ditech should Ms. Melka's employment be terminated for cause or if she resigns during her first year of employment with Ditech, and became eligible to receive a bonus payment of up to $75,000 for her first year of employment, based on attainment of certain performance objectives. Ms. Melka also received options to purchase a total of 250,000 shares of Ditech Common Stock. The employment agreement provides that if Ms. Melka is terminated without cause or if there is a change of control in Ditech (and she is not offered an equivalent position by the acquiring company) during his first six months of employment, Ditech will continue to pay Ms. Melka her base salary, and her outstanding unvested options shall continue to vest, for six months from the date of notification of intent to separate. After Ms. Melka's first six months of employment, Ms. Melka will be entitled to only those severance benefits provided under Ditech's general severance policies.

REPORT ON EXCHANGE OF OPTIONS/SARS

        On February 19, 2003, we offered all regular employees (including officers) of Ditech and its wholly-owned subsidiaries the opportunity to exchange all outstanding stock options granted to them, with an exercise price per share of $20.00 or more, under Ditech's 2000 Non-Qualified Stock Plan, 1999 Non-Officer Equity Incentive Plan, 1998 Stock Option Plan and Atmosphere Networks, Inc. 1997 Stock Plan, and an individual option granted outside of a plan to Ian Wright, each as amended, for replacement options to purchase shares of our common stock. If an employee elected to participate in the offer, he or she was also required to exchange all outstanding options under any plan granted to them on or after August 19, 2002, including any options with exercise prices per share of less than $20.00.

        Since many of our outstanding options were at exercise prices significantly higher than our then current stock price, and therefore no longer provided meaningful performance incentives to our employees, we made this offer to create better performance incentives for our employees. For those who elected to participate in the offer, the options they elected or were required to exchange were cancelled and no longer valid as of March 19, 2003. On September 23, 2003, we will grant a replacement option covering 25% of the number of shares of Common Stock subject to the cancelled options with an exercise price equal to the fair market value on the date the new option is granted, so long as employment with us or our subsidiary continues through September 23, 2003. The following table describes participation in the exchange offer by the named executive officers. There were no repricings of stock options held by our executive officers prior to this exchange offer.

10-YEAR OPTION/SAR REPRICINGS

Name	Date*	Number of Securities Underlying Options/SARs Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment*	Exercise Price at Time of Repricing or Amendment	New Exercise Price**	Length of Original Option Term Remaining at Date of Repricing or Amendment*** (in years)
Timothy K. Montgomery	3/19/03	58,000	$2.68	$79.50	N/A	7
William J. Tamblyn	3/19/03	10,000	$2.68	$79.50	N/A	7
Ian M. Wright(1)	3/19/03	87,500	$2.68	$61.50	N/A	7

*
As of the date of cancellation (March 19, 2003).

**
Replacement options will not be granted until September 23, 2003 and will be granted at fair market value on such date.

***
Calculated as of the date of cancellation (March 19, 2003).

(1)
Mr. Wright's employment with Ditech terminated on July 31, 2003, so he will not be eligible to receive a replacement option.

        The option exchange program was approved by our Board of Directors.

Compensation Committee
Gregory M. Avis Edwin L. Harper William A. Hasler

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(2)

         The Compensation Committee of our Board of Directors generally makes decisions on compensation of our Chief Executive Officer, Timothy K. Montgomery, and our other executive officers. During fiscal 2003, the Compensation Committee was composed of three non-employee directors: Messrs. Avis, Harper and Hasler. The Compensation Committee has furnished the following report on the 2003 compensation of Timothy K. Montgomery and our other executive officers.

(2)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

        In setting the compensation levels, the Compensation Committee considers the standard practices in the telecommunications industry, including data from surveys, as well as the practices of companies with whom Ditech competes for executive talent. Ditech believes that our total executive compensation package is near the median among our peers.

        It is the current philosophy of Ditech to keep the base salary of executives at approximately the 50th percentile based on the RADFORD COMPENSATION SURVEY, which includes a combination of not less than six regional and national survey sources, so that more of their compensation depends on bonuses, which are contingent upon company and individual performance. The Radford survey includes some but not all companies included in the Graph Index. See "Comparison of Stockholder Return." The executives are thus motivated to enhance stockholder value.

        As Ditech has commercial products and developing products, the Compensation Committee believes that corporate performance should be measured by both traditional financial performance criteria such as profitability and earnings per share and by analyzing the degree to which Ditech achieves certain goals established by the Compensation Committee and approved by the Board.

        Under the Executive Compensation Bonus Plan, an executive's annual incentive award depends on improved company performance, both revenue growth and profits for the fiscal year and key individual contributions. The current philosophy of Ditech is to keep total compensation including bonuses for executives between the 50th and 75th percentiles of the companies in the Radford survey.

        The performance goals for Ditech are derived from our business plans that include critical individual performance targets relating to strategic product positioning, revenue growth, and profitability for the fiscal year and key internal deliveries. The performance bonuses are based on a percentage on each related task. The incentive targets vary with each executive officer and are based overall as a percentage of base salary. The incentive targets range from 20% to 100% with added incentives for exceeding targeted plans such as revenues and profitability. The Compensation Committee annually reviews and approves specific bonus targets, maximums and performance criteria for all executives.

Stock Options

        The Compensation Committee grants stock options under our stock option plans to foster executive ownership and to provide direct linkage with stockholder interests. The Compensation Committee considers the current level of equity holdings in Ditech, stock options previously granted, industry practices, the executive's accountability level, and assumed potential stock value when determining stock option grants. The Compensation Committee relies upon competitive guideline ranges of retention-effective, target-gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, potential executive gains parallel those of other stockholders over the long term. Therefore, the stock option program serves as our primary long-term incentive and retention tool for executives and other key employees. The exercise prices of stock options granted to the executive officers are generally equal to the market value of the stock on the date of grant.

CEO Compensation

        Mr. Montgomery commenced employment with us effective November 1, 1997 as Senior Vice President of Sales and Marketing. As of September 15, 1998 he became the President and Chief Executive Officer. In general, as President and Chief Executive Officer the factors utilized in determining Mr. Montgomery's compensation are the same as those applied to the other executive officers in the manner described in the preceding paragraphs, although achievement of company financial performance goals have a greater impact on his total compensation.

        In establishing Mr. Montgomery's base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year. His base salary for the 2003 fiscal year of $300,000 approximates the 50th percentile or competitive classification of reported base salaries for Chief Executive Officers based on the Radford survey. Mr. Montgomery did not receive a base salary increase in 2003.

        The annual bonus component of Mr. Montgomery's compensation package was based on our financial performance and individual goal achievement, as described above. Mr. Montgomery's achievable bonus amount was set to be 100% of his base salary. The performance metrics upon which Mr. Montgomery's bonus was to be determined were Ditech's revenues, profit/loss, and adherence to corporate budgets. The Compensation Committee determined that 92% of these performance goals were achieved. Accordingly, Mr. Montgomery's bonus for 2003 was $276,398.

        On June 21, 2002, Mr. Montgomery was granted an option to purchase 450,000 shares with an exercise price of $2.92 per share. The option is subject to a standard four-year vesting schedule.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code, or Section 162(m), limits Ditech to a deduction for federal income tax purposes of no more than $1 million of compensation paid in a taxable year to our executive officers named in the Summary Compensation Table. Compensation above $1 million may be deducted if it is "performance-based" compensation within the meaning of Section 162(m). Our 1998 Stock Option Plan has been designed and administered in a manner intended to qualify stock option grants to executive officers that are granted at fair market value as "performance-based" compensation. It is not currently expected that any compensation deemed paid to any of our executive officers, other than the stock option grants, will exceed the $1 million limit per officer.

        In summary, it is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interest of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Compensation Committee
Gregory M. Avis Edwin L. Harper William A. Hasler

Compensation Committee Interlocks and Insider Participation

        During fiscal year 2003, the Compensation Committee was initially composed of two members: Messrs. Avis and Hasler. Mr. Harper subsequently joined the Committee in March 2003, resulting in the current three-member committee. No member of the Compensation Committee was or has ever been an officer or employee of Ditech or its subsidiaries. No member of the Compensation Committee serves as an executive officer of another entity that has as a member of the board of directors or compensation committee of the other entity one or more executive officers of Ditech. Prior to the formation of the Compensation Committee in May 1997, the Board of Directors of Ditech as a whole made decisions relating to compensation of Ditech's executive officers.

Performance Measurement Comparison(1)

         The following graph shows the total stockholder return of an investment of $100 in cash on June 9, 1999 for (i) our Common Stock; (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Telecommunications Index. All values assumes reinvestments of the full amount of all amount of all dividends.

(1)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by references in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and respecting any general corporation language in any such filing.

COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*
AMONG DITECH COMMUNICATIONS CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Ditech has entered into indemnity agreements with certain officers and directors which provide, among other things, that Ditech will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Ditech, and otherwise to the fullest extent permitted under Delaware law and Ditech's By-laws.

        On October 11, 2001, Ditech loaned to Robert T. DeVincenzi, our Senior Vice President of Sales, the principal amount of $750,000 at the interest rate of 4.59% per annum pursuant to a secured promissory note. All of the interest accrued thereunder is due and payable on the maturity date of the note, which is November 1, 2004. The loan was made to Mr. DeVincenzi for purposes of retaining his services. Mr. DeVincenzi repaid in full on June 6, 2003 and July 31, 2003, the principal amount and the interest amount, respectively.

        In December 2001, Ditech entered into a bonus agreement with Mr. DeVincenzi to define the bonus payment payable to him for services performed from November 1, 2001 through January 1, 2003. On January 3, 2003, Mr. DeVincenzi was paid a bonus of $750,000 under the terms of the bonus agreement.

        See also "Employment Agreements and Termination of Employment and Change of Control Arrangements" above.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Ditech stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043 or contact Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechcom.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
William J. Tamblyn Secretary

August 13, 2003

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended April 30, 2003 is available without charge upon written request to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043 or by contacting Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechcom.com.

Appendix A

DITECH COMMUNICATIONS CORPORATION

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Organization

        The Audit Committee of the Board of Directors of Ditech Communications Corporation Corporation (the "Company") shall consist of at least three members of the Company's Board of Directors (the "Board"). No Audit Committee member shall be an employee of the Company and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board of Directors, in accordance with the independence requirements of The Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission ("SEC"); provided, however, that if permitted by the Nasdaq rules and the rules and regulations of the SEC, one member need not meet the independence requirements under the conditions specified by such requirements and rules and regulations. The members of the Audit Committee shall also be able to read and understand the financial statements of the Company and otherwise comply with the experience requirements of The Nasdaq Stock Market and SEC rules and regulations.

Statement of Policy

        The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Company, including the Company's systems of internal controls, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Company's directors, independent auditors and management team. Moreover, the Company's independent auditors shall report directly to the Audit Committee. The Audit Committee shall also establish procedures, and maintain easy access to the Audit Committee, for all employees and consultants to the Company to voice concerns and report potential misconduct to the Audit Committee. The Audit Committee shall also have a clear understanding with the Company's independent auditors that the independent auditors are accountable to the Company, Board and Audit Committee, as representatives of the Company's stockholders.

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to best enable it to fulfill its obligation to oversee, for the benefit of the directors and stockholders, the corporate accounting and reporting practices of the Company for the purpose of determining that they are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee shall:

  •
  Have sole authority to hire and terminate the Company's independent auditors.

  •
  Negotiate, execute and deliver the engagement letter to be entered into between the Company and its independent auditors, and establish the compensation to be received by the independent auditors.

  •
  Evaluate on a periodic basis the independent auditors engaged to audit the financial statements of the Company and its divisions and subsidiaries.

  •
  Have the sole authority to approve non-audit services to be performed by the independent auditors, but only as permitted by the Nasdaq rules and the rules and regulations of the SEC, which authority the Audit Committee may delegate to one or more members of the Audit Committee from time to time.

  •
  Receive written statements from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1, and consider and discuss with the auditors any disclosed relationships or services that could impact the auditors' objectivity and independence, and if so determined by the Audit Committee, take, or recommend that the Board take, appropriate action to oversee the independence of the auditors.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the Company's code of conduct.

  •
  Review the financial statements contained in the annual report to stockholders with management and the independent auditors, as well as any significant correcting adjustments identified by the independent auditors or disagreements between management and the independent auditors, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

  •
  Review the financial statements and Management's Discussion and Analysis section of the corporation's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for purpose of determining if Company's periodic reports adequately reflect regulatory and accounting initiatives and disclose any off-balance sheet transactions by the Company as well as other significant financial risk exposures.

  •
  Review and approve (to the extent not previously approved by the Company's Board of Directors) related party transactions as such term is used by SFAS No. 57 or as otherwise required to be disclosed in the Company's financial statements or periodic filings with the SEC.

  •
  Review, prior to announcement, Company press releases and other disclosures containing financial information for the purpose of ensuring that such press releases and other disclosures properly disclose financial information presented in accordance with GAAP and, to the extent pro forma information is included, adequately disclose how such pro forma information differs from the comparable GAAP information and that such pro forma information is not given undue prominence or otherwise provide misleading presentations of the Company's results of operations or financial condition.

  •
  Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee. Discuss and evaluate, among other things, the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, the sufficiency of the Company's financial, accounting and auditing personnel, and the responsiveness of the independent auditors to the Company's needs.

  •
  Review accounting and financial human resources planning within the Company.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain and pay for, out of Company funds, outside counsel, separate accountants and other advisors if, in its judgment, such retention or investigation is appropriate.

  •
  Review and assess the adequacy of this charter annually (or such other times as appropriate or desirable) and recommend any proposed changes to the Board for approval.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Have the sole authority to approve the hiring of any employee who is employed by the independent auditor, or has been employed by an independent auditor within the five years prior to the date of determination whether or not to hire such employee.

  •
  Establish and maintain procedures for, and a policy of, open access to the members of the Audit Committee by the employees and consultants to the Company to enable the employees and consultants to bring to the attention of the Audit Committee, on a confidential basis, concerns held by such employees and consultants regarding the financial reporting of the Company, and to report potential misconduct to the Audit Committee.

  •
  Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

        The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

DITECH COMMUNICATIONS CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

Approved by the Board of Directors March 5, 1999
Approved by Stockholders April 21, 1999
Amended by the Board of Directors July 25, 2000
Amendment Approved by Stockholders September 22, 2000
Amended by the Board of Directors July 12, 2001
Amendment Approved by Stockholders September 21, 2001
Amended by the Board of Directors November 14, 2001
Amended by the Board of Directors June 6, 2002
Amendment Approved by Stockholders September 20, 2002
Amended by the Board of Directors May 16, 2003
Amendment Approved by the Stockholders                        , 2003
Termination Date March 4, 2009

1.     Purpose.

        (a)   The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Ditech Communications Corporation (the "Company") and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company.

        (b)   The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c)   The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d)   The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.     Administration.

        (a)   The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii)   To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

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          (iv)  To amend the Plan as provided in paragraph 13.

          (v)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        (c)   The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     Shares Subject to the Plan.

        (a)   Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million four hundred sixteen thousand six hundred sixty-six (1,416,666) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     Grant of Rights; Offering.

        The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.     Eligibility.

        (a)   Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

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        (b)   The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i)    the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii)   the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

        (c)   No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (d)   An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (e)   Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.     Rights; Purchase Price.

        (a)   On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

        (b)   In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number,

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the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (c)   The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i)    an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii)   an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.     Participation; Withdrawal; Termination.

        (a)   An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay, bonuses and commissions, but shall exclude incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and unless otherwise provided in the document comprising an Offering shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

        (b)   At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c)   Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

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        (d)   Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.     Exercise.

        (a)   On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

        (b)   No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.     Covenants of the Company.

        (a)   During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

        (b)   The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

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10.   Use of Proceeds from Stock.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.   Rights as a Stockholder.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.   Adjustments upon Changes in Stock.

        (a)   If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan, due to a change in corporate capitalization and without the receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 3(a), and the outstanding rights will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding rights. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

        (b)   In the event of: (1) a dissolution or liquidation of the Company; (2) a sale of all or substantially all of the assets of the Company, (3) a merger or consolidation in which the Company is not the surviving corporation, (4) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, (5) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or a Subsidiary) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, or (6) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board (if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), then, as determined by the Board in its sole discretion, (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.   Amendment of the Plan.

        (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i)    Increase the number of shares reserved for rights under the Plan;

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          (ii)   Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b)   Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.   Designation of Beneficiary.

        (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.   Termination or Suspension of the Plan.

        (a)   The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

        (c)   Notwithstanding the foregoing, the Plan shall terminate and no rights may be granted under the Plan after the tenth anniversary of the Effective Date.

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16.   Effective Date of Plan.

        The Plan shall become effective on the day immediately prior to the effectiveness of the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

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DITECH COMMUNICATIONS CORPORATION

1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Approved by the Board of Directors March 5, 1999
Approved by Stockholders April 21, 1999
Amended by the Board of Directors April 23, 1999
Amendment Approved by Stockholders April 26, 1999
Amended by the Board of Directors July 6, 2000
Amendment Approved by Stockholders September 22, 2000
Amended by the Board of Directors June 6, 2002
Amendment Approved by Stockholders September 20, 2002
Amended by the Board of Directors May 16, 2003
Amendment Approved by Stockholders                        , 2003
Effective Date: March 5, 1999
Termination Date: March 4, 2009

1.     Purposes.

        (a)   Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)   Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)   General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates

2.     Definitions.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to subsection 6(b) of the Plan.

        (c)   "Annual Meeting" means the annual meeting of the stockholders of the Company.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i)    any natural person, corporation, partnership or entity becomes the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction (notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by any institutional investor, any affiliate thereof or any other person, corporation or partnership, that acquires the Company's securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of

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  ownership held by any such acquiror exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the acquiror becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the acquiror over the designated percentage threshold, then a Change in Control shall be deemed to occur);

          (ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;

          (iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

          (iv)  the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur.

        (The term "Change in Control" does not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.)

        (f)    "Code" means the Internal Revenue Code of 1986, as amended.

        (g)   "Common Stock" means the common stock of the Company.

        (h)   "Company" means Ditech Communications Corporation, a Delaware corporation.

        (i)    "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (j)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether

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Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (k)   "Director" means a member of the Board of Directors of the Company.

        (l)    "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (m)  "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (o)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (p)   "Initial Grant" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

        (q)   "Non-Employee Director" means a Director who is not employed by the Company or an Affiliate.

        (r)   "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (t)    "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (u)   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (v)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (w)  "Plan" means this Ditech Communications Corporation 1999 Non-Employee Directors' Stock Option Plan.

        (x)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (y)   "Securities Act" means the Securities Act of 1933, as amended.

3.     Administration.

        (a)   Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

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        (b)   Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine the provisions of each Option to the extent not specified in the Plan.

          (ii)   To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or an Option as provided in Section 12.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.     Shares Subject to the Plan.

        (a)   Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate six hundred fifty thousand (650,000) shares of Common Stock.

        (b)   Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

        (c)   Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     Eligibility.

        Nondiscretionary Options as set forth in Section 6 shall be granted under the Plan to all Non-Employee Directors subject to the terms provided herein.

6.     Non-Discretionary Grants.

        Without any further action of the Board, each Non-Employee Director shall be granted the following Options:

        (a)   Initial Grants. After the date of approval of the Plan by the Board, each person who is appointed or elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her appointment or election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase the number of shares of Common Stock equal to the Initial Grant Number on the terms and conditions set forth herein. The "Initial Grant Number" shall be fifty thousand (50,000). 1/4th of the shares subject to the Initial Grant shall vest one year after the date of grant and 1/4th of the shares shall vest annually thereafter over three years.

        (b)   Annual Grants. On the day of each Annual Meeting immediately following such Annual Meeting, each Non-Employee Director then serving as such automatically shall be granted an Annual Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that a Non-Employee Director receiving an Annual Grant for the first time, shall be eligible to receive such grant only if he or she has served as a Non-Employee Director for at least six months prior to the date of such Annual Grant.

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7.     Option Provisions.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term. No Option shall be exercisable after the expiration of five (5) years from the date it was granted.

        (b)   Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, (ii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)   Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)   Vesting Generally. Other than as provided in Section 6(a) above, Options shall be fully vested and exercisable on the date of grant.

        (f)    Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (g)   Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

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        (h)   Disability of Optionholder. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (i)    Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.     Covenants of the Company.

        (a)   Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)   Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.     Use of Proceeds from Stock.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.   Miscellaneous.

        (a)   Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)   No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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        (c)   Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)   Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.   Adjustments upon Changes in Stock.

        (a)   Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)   Change in Control. In the event of a Change in Control, the vesting and exercisability of all Initial Grants outstanding under the Plan shall (contingent upon the effectiveness of the Change in Control) be accelerated in full as of a date prior to the effective time of such Change in Control as the Board shall determine (or, if the Board shall not determine such a date, the date that is five (5) days prior to the effective time of the Change in Control), and (i) any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in such Change in Control for those outstanding under the Plan), or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, then such Options shall terminate if not exercised prior to such event.

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12.   Amendment of the Plan and Options.

        (a)   Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)   Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c)   No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)   Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.   Termination or Suspension of the Plan.

        (a)   Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.   Effective Date of Plan.

        The Plan shall become effective on the date the Plan is adopted by the Board but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.   Choice of Law.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

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DITECH COMMUNICATIONS CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 19, 2003

[LOGO]	Ditech Communications Corporation 825 E. Middlefield Road, Mountain View, California 94043	proxy

Proxy solicited by the Board of Directors

The undersigned hereby appoints TIMOTHY K. MONTGOMERY and WILLIAM J. TAMBLYN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ditech Communications Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ditech Communications Corporation to be held at the offices of Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, California 94043, on Friday, September 19, 2003 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2, 3 and 4 as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(Continued on other side)

- Please detach here -

Proposal 1. To elect two directors to hold office until the 2006 Annual Meeting of Stockholders.

☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.
To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box to the right: 01 Dr. Andrei M. Manoliu 02 Mr. David M. Sugishita

Proposal 2.	To approve Ditech's 1999 Employee Stock Purchase Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 1,116,666 to 1,416,666.	☐	FOR	☐	AGAINST	☐	ABSTAIN

Proposal 3.	To approve Ditech's 1999 Non-Employee Directors' Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 400,000 to 650,000.	☐	FOR	☐	AGAINST	☐	ABSTAIN

Proposal 4.	To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2004.	☐	FOR	☐	AGAINST	☐	ABSTAIN

Address Change? Mark Box	☐	Dated:	, 2003

Indicate changes below:

Signature(s) in Box
 Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
PROPOSAL 3 APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED
NEW PLAN BENEFITS 1999 Non-Employee Directors' Stock Option Plan
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS OF DITECH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
REPORT ON EXCHANGE OF OPTIONS/SARS
10-YEAR OPTION/SAR REPRICINGS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(2)
COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN* AMONG DITECH COMMUNICATIONS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
Appendix A
DITECH COMMUNICATIONS CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
DITECH COMMUNICATIONS CORPORATION 1999 EMPLOYEE STOCK PURCHASE PLAN
DITECH COMMUNICATIONS CORPORATION 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN